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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 30, 2003

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       000-22915              76-0415919
(State or other jurisdiction of        (Commission          (I.R.S. Employer
        incorporation)                 File Number)        Identification No.)


         14701 ST. MARY'S LANE
               SUITE 800
             HOUSTON, TEXAS                                      77079
(Address of principal executive offices)                       (Zip code)




       Registrant's telephone number, including area code: (281) 496-1352

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ITEM 5.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              The following exhibit is furnished pursuant to Item 12:

              99.1 Press Release, dated July 30, 2003, Announcing Second Quarter
                   2003 Production

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL
         CONDITION.

         The press release attached hereto as Exhibit 99.1 announces production, prices and other operational results for the second quarter of 2003.

         None of the information furnished in Item 12 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, not will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARRIZO OIL & GAS, INC.



                                    By:  /s/ S. P. Johnson IV
                                       -----------------------------------------
                                    Name:  S.P. Johnson IV
                                    Title: President and Chief Executive Officer

Date:  August 5, 2003


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                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------
 99.1           Press Release, dated July 30, 2003, Announcing Second Quarter
                2003 Production


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